Exhibit (i)

Drinker, Biddle & Reath LLP

One Logan Square

18th & Cherry Streets

Philadelphia, PA 19103

Telephone: (215) 988-2700

Facsimile: (215) 988-2757

January 30, 2004

BlackRock Liquidity Funds

100 Bellevue Parkway

Wilmington, DE 19809

Re:	Post-Effective Amendment No. 77 to Registration Statement on Form N-1A

for BlackRock Provident Institutional Funds (Registration Nos. 2-47015;

811-2354)

Ladies and Gentlemen:

We have acted as counsel to BlackRock Liquidity Funds, a Delaware statutory trust (the “Trust”), in connection with the preparation and filing with the Securities and Exchange Commission of the Post-Effective Amendment No. 77 to the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

The Trust is authorized to issue an unlimited number of shares of beneficial interest (the “shares”), with no par value. The Board of Trustees of the Trust has the power to create and establish one or more series of shares and one or more classes of shares within such series and to classify or reclassify any unissued shares with respect to such series and classes.

We have reviewed the Trust’s Agreement and Declaration of Trust, By-Laws, and resolutions adopted by the Trust’s Board of Trustees and such other legal and factual matters as we have deemed appropriate. We have assumed that the shares will be issued against payment therefor as described in the Trust’s Prospectuses.

This opinion is based exclusively on the Delaware Statutory Trust Act and the federal law of the United States of America.

Currently, the Trust is authorized to offer shares (“Shares”) of the following series and classes within such series:

BlackRock Liquidity Funds

January 30, 2004

Series and Classes	Series and Classes

Series A (TempFund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class F Plus Shares

Class H Bear Stearns Shares

Series B (TempCash)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class I Cash Plus Shares

Series C (FedFund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class H Bear Stearns Shares

Class I Cash Plus Shares

Series D (T-Fund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class F Plus Shares

Series F (Treasury Trust Fund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Series G (MuniFund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class F Plus Shares

Class H Bear Stearns Shares

Series H (MuniCash)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class I Cash Plus Shares

Series I (California Money Fund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class F Plus Shares

Class H Bear Stearns Shares

Class I Cash Plus Shares

BlackRock Liquidity Funds

January 30, 2004

Series and Classes	Series and Classes
Series E (Federal Trust Fund) Class A Institutional Shares Class B Dollar Shares Class C Administration Shares Class D Cash Management Shares Class E Cash Reserve Shares Class G Hilliard Lyons Shares

Series J (New York Money Fund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class F Plus Shares

Class H Bear Stearns Shares

Class I Cash Plus Shares

Based on the foregoing, it is our opinion that the Shares issued after the effective date hereof, pursuant to and in consideration provided for in the Registration Statement will be when so issued, validly issued, fully paid and non-assessable by the Trust, and that the holders of the Shares of the Trust will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware (except that we express no opinion as to such holders who are also trustees of the Trust).

We hereby consent to the filing of this opinion as an exhibit to the Trust’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A.

Very truly yours,

/s/ DRINKER BIDDLE & REATH LLP

DRINKER BIDDLE & REATH LLP